                                                                       P I M C O



                                PIMCO Commercial Mortgage Securities Trust, Inc.



                                                                    A Closed-End

                                                               Fund Specializing

                                                                  in Investments

                                                                   in Commercial

                                                                 Mortgage-Backed

                                                                      Securities


                                                               December 31, 1997

                                                                   Annual Report

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages $118 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages assets for approximately 30% of the 200 largest U.S. pension funds.

Pacific Investment is one of seven investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management totalling nearly $200 billion. Widely recognized for providing consistent performance and high-quality client service, the seven affiliated firms are:

  Pacific Investment Management Company/Newport Beach, California
  Oppenheimer Capital/New York, New York
  Columbus Circle Investors/Stamford, Connecticut
  Cadence Capital Management/Boston, Massachusetts
  NFJ Investment Group/Dallas, Texas
  Parametric Portfolio Associates/Seattle, Washington
  Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA".

Letter to our
Shareholders

For fixed income investors, 1997 will be remembered as a year of solid performance in which the overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 9.7% return. After moving higher in the first quarter on inflation fears which never materialized, interest rates followed a downward path for the balance of the year. This left year-end yields on securities with maturities longer than two years 20 to 70 basis points lower than their starting points established at the end of 1996.

Shareholders who stayed the course were rewarded with an above-market return of 11.27% based on the Fund's net asset value. Share price performance was an even stronger 16.40%, boosted by a significant decline in the Fund's trading discount, which finished the year near 2%. Longer term performance also continued to standout, as the Fund's three-year return of 13.55% (based on net asset value) led the Lehman benchmark by 3.13% on an annualized basis over the same period.

We are also pleased to report that the Fund was able to pay a special dividend of ten cents per share in 1997. This marked the second successive year in which income generated by the Fund's investment portfolio exceeded the amount of its regular monthly dividend distributions.

The following pages of this report include an interview with the Fund's portfolio manager, Benjamin Trosky. In the interview, Ben describes several of the factors that combined to boost both yield and total return performance.

While the recent dramatic decline in interest rates presents significant challenges for a yield-focused investment like the Fund, we are optimistic that 1998 can be another successful year for Fund investors. As always, we appreciate the trust you have placed in us and welcome your questions and comments regarding the Fund and our annual report.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
February 12, 1998

About the Fund

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "PCM". Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. For a copy of the Plan Brochure, please call 800-213-3606.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.

Questions &
Answers with
Ben Trosky

Benjamin Trosky, a PIMCO Managing Director and fixed income portfolio manager, has managed the PIMCO Commercial Mortgage Securities Trust, Inc. since its inception in September of 1993. Ben is a Chartered Financial Analyst with over 18 years of investment experience, the past eight of which have been spent at PIMCO as head of the firm's credit research team. In addition to his work on the Fund, Ben oversees the use of commercial mortgage-backed securities and high yield bonds in PIMCO's privately managed and mutual fund portfolios. The following questions and answers are from a recent conversation with Ben.

Q: From start to finish, interest rates declined in 1997. Can you provide a brief synopsis of what happened along the way?

A: The first quarter of 1997 was marked by a tight labor market, rising capacity utilization and robust final demand. These factors, and the attendant threat of rising inflation had a ripple effect in the bond market and yields on maturities greater than one year rose roughly 0.50%. Finally, in a move characterized as a preemptive strike on future inflation, the Fed increased the Fed Funds rate in late March by 0.25%. These fears proved unfounded in the coming months as inflationary pressures remained mild. While the path down was anything but smooth, by the end of the second quarter, yields had fallen sufficiently to retrace most of their first quarter gains. This trend continued throughout the summer as economic growth remained moderate and producer price inflation edged lower. This resulted in further declines of longer term interest rates and a flatter yield curve.

Domestic economic growth and inflation concerns were swept into the background in the fourth quarter by the unfolding Asian crisis that threatened emerging and developed economies across the globe. The likelihood of dramatically reduced exports to Asia placed a damper on U.S. growth prospects. At the same time, already low inflation was poised to move lower on decreasing demand for commodities and falling prices on a broad range of Asian import goods. These factors, coupled with a flight to quality as investment dollars fled less stable markets, pushed interest rates still lower as 1997 drew to a close. The accompanying graph of quarterly yield curves illustrates the events as they unfolded throughout the year.

Quarterly Yield Curves

Yield Curve Data Points


  Date       3 mo     6 mo     1 yr     2 yr     3 yr     5 yr     7 yr     10 yr     30 yr
  ----       ----     ----     ----     ----     ----     ----     ----     -----     -----
12/31/96     5.19     5.30     5.48     5.87     6.00     6.20     6.33     6.41      6.64
 3/31/97     5.31     5.53     6.00     6.40     6.56     6.74     6.85     6.89      7.09
 6/30/97     5.16     5.26     5.64     6.07     6.20     6.38     6.46     6.49      6.78
 9/30/97     5.08     5.26     5.44     5.77     5.83     5.98     6.08     6.10      6.39
12/31/97     5.33     5.44     5.48     5.64     5.66     5.71     5.74     5.74      5.92

Q: The Fund delivered strong investment performance in 1997 relative to other fixed income investments. What factors were most responsible for its success?

A: Three factors contributed to the Fund's total return profile in 1997. For most of the year, portfolio duration, or the degree of sensitivity of the Fund's net asset value to changes in interest rates, was roughly one year longer than in 1996. Since the price or principal value of a fixed income security moves in the opposite direction from changes in interest rates, the value of many of the Fund's investments increased as interest rates declined. The rate of increase was enhanced by the Fund's longer duration. At the same time, total return was boosted by the attractive average yield premium afforded by commercial mortgage-backed securities ("CMBS"). Finally, investment performance benefited from the appreciation garnered as yield spreads on CMBS narrowed versus treasuries.

Investment Performance For the Year Ended 12/31/97

                                                                 Since
                                                             Inception
                              1 Year   2 Years*   3 Years*     9/2/93*
-----------------------------------------------------------------------
Fund Net Asset Value          11.27%      9.85%     13.55%      8.92%
Fund NYSE Market Value        16.40%     15.48%     17.57%      8.92%
Lehman Brothers
  Aggregate Bond Index         9.65%      6.60%     10.42%      6.52%

*Average annual total return



PCM
                                      NYSE
                                      ----
              PIMCO COM. MTG     PIMCO COM. MTG       LBAG
  MONTH             NAV            MKT VALUE
                   UNIT               UNIT
                   VALUE              VALUE
==========    ==============     ==============    ===========
 08/31/93        10,000.00          10,000.00       10,000.00
 09/30/93         9,992.83          10,000.00       10,027.47
 12/31/93        10,043.01           9,946.24       10,033.40
 03/31/94         9,897.95           9,421.55        9,745.85
 06/30/94         9,801.99           9,165.02        9,645.31
 09/30/94         9,916.23           9,666.23        9,704.14
 12/31/94         9,881.78           8,909.53        9,740.76
 03/31/95        10,515.93           9,739.69       10,232.11
 06/30/95        11,245.64          10,798.55       10,855.53
 09/30/95        11,407.12          10,400.16       11,068.65
 12/31/95        11,989.26          10,856.85       11,540.33
 03/31/96        11,796.58          11,375.59       11,335.68
 06/30/96        11,931.47          11,123.65       11,400.11
 09/30/96        12,378.91          11,771.16       11,611.03
 12/31/96        13,002.57          12,438.43       11,959.28
 03/31/97        13,099.19          12,894.14       11,892.47
 06/30/97        13,694.71          13,798.66       12,329.22
 09/30/97        14,192.79          14,085.82       12,738.85
 12/31/97        14,468.38          14,478.50       13,113.88

Growth of $10,000 Net Investment in the Fund Chart.

The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through December 31, 1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The PCM NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Past performance is not an indication of future results. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

Q: How have CMBS credit spreads moved in general and in comparison to corporate credit spreads?

A: The declining interest rate environment made higher yielding securities, including CMBS, more attractive to many investors seeking income. Consequently, yield spreads narrowed throughout most of 1997, before spiking late in the year when investors fleeing volatile foreign markets flooded the Treasury market for its safety and liquidity.

Overall, however, yield spreads offered by CMBS have narrowed considerably, both relative to Treasury securities and comparably rated corporate bond alternatives. For example, the yield premium over Treasuries offered by triple-B CMBS has narrowed by approximately 0.70% since 1995, compared to a roughly 0.07% narrowing for corporate bonds of comparable quality and duration. As noted in the previous question, this spread narrowing contributed significantly to the Fund's favorable investment performance during the past year.

Commercial Mortgage-Backed Securities and Corporate Bonds
Excess Yield over U.S. Treasuries*



Rating         CMBS
------         ----
             12/31/95   3/31/96   6/30/96   9/30/96   12/31/96   3/31/97   6/30/97   9/30/97   12/31/97
AAA            115         95        90        70         70        65        63        63         78
AA             130        115       105        85         80        72        67        69         90
A              160        135       125       100         95        85        75        78        105
BBB            200        180       165       140        115       100        86        89        130
BB             540        500       475       425        375       235       185       190        240
B              800        800       790       750        700       650       475       475        525


            Corporate
Rating          Bonds
------          -----
             12/31/95   3/31/96   6/30/96   9/30/96   12/31/96   3/31/97   6/30/97   9/30/97   12/31/97
AAA             40         35        35        37         35        39        35        35         47
AA              55         40        40        46         40        46        40        37         50
A               65         55        55        58         55        57        48        58         57
BBB             95         90        90        93         88        85        75        72         88
BB             260        220       200       185        230       190       180       170        259
B              515        425       400       360        390       330       340       338        350

*7 to 10 year U.S. Treasury Bonds as of December 31, 1997

Q:  Have narrowing yield spreads changed the way you manage the Fund?

A: Yes. As yield spreads have narrowed, it has been our view that investors were not being adequately compensated to take significant credit risk. Thus, portfolio average quality has migrated from the lower triple-B area to single-A. At the same time, we continue to subject every portfolio holding to careful scrutiny on a regular basis. This helps to assure that the credit we hold retains the same characteristics as the credit we bought and that it still makes sense for the Fund.

Portfolio Composition
By Quality Rating*

BBB     33.2%
----------------------------------
AAA     19.1%
----------------------------------
A       16.1%
----------------------------------     [PIE CHART APPEARS HERE]
BB      15.0%
----------------------------------
AA       8.6%
----------------------------------
B        8.0%
----------------------------------

*As rated by Standard & Poor's
 or the equivalent by Moody's,
 Duff & Phelps or Fitch


Q: Investors often associate declining interest rates with increased refinancing of home mortgages and rapid prepayment of mortgage-backed securities like GNMAs. How do CMBS respond to falling rates?

A: On balance, CMBS are less sensitive to prepayments arising from declining interest rates than residential mortgage backed securities. Prepayment protection is derived from lock-out and make whole provisions at the collateral level. In other words, individual mortgage holders may either be prevented from prepaying their mortgage for a specified period, or may face a substantial financial penalty in the event they elect to retire their loan early. In addition, the security structure of many CMBS provides a buffer against rapid, unexpected prepayments. CMBS are typically issued in several tranches. The tranches are structured sequentially so that principal payments are applied to each successive tranche in order. For example, the third tranche in a particular CMBS issue may not receive any principal payments until the first two tranches are retired.

Q: CMBS issuance has increased each year since 1993. What factors are behind this growth and will it continue in 1998?

A: Growth in the CMBS market over the past four years derives from two primary sources. First, commercial construction has grown throughout the period as a result of the overall economic expansion. This growth has created a greater supply of loans available for securitization.

A more important factor in the growth of the CMBS market, however, has been the increasing acceptance of securitization in the commercial loan market in general. This trend represents a response by the capital markets to the dearth of commercial property financing alternatives available in the early 1990s, a period when many traditional lenders left the market. CMBS have provided a more liquid, rated alternative to traditional commercial mortgage loans. Investors can now invest in more diversified pools of mortgages with the level of credit risk at which they are most comfortable.


Commercial Mortgage-Backed
Securities Issuance ($ in billions)


Year       Issuance
----       --------
1990          5.6
1991          8.6
1992         14.4
1993         17.4
1994         20.1
1995         18.8
1996         30.2
1997         44.0

Commercial Mortgage-Backed Securities and Corporate Bonds
Excess Yield over U.S. Treasuries*

Q: Has the structure of CMBS changed as the market has matured?

A: Yes. We are seeing a greater variety of structures, and in a broad sense more liberal underwriting standards. When the Fund started in 1993, investors who had been burned on commercial property investments in the recent past were extremely sensitive to the quality and structure of the fledgling CMBS market. An extended period of economic expansion, a low default rate, and the maturation of the market have opened the door for Wall Street investment bankers to create a myriad of new CMBS structures. The deterioration in underwriting standards accompanying this growth is part of the impetus behind our move toward a higher average credit quality in the Fund.

Q:  Entering 1998, what are your favorite
CMBS sectors and why?

A: We have increased our exposure to AAA-rated FHA/GNMA project loans. In our view, these securities offer attractive relative value with yields closer to A-rated CMBS and benefit from significant call protection. Otherwise, we are comfortable with the current structure of the Fund's investment portfolio and do not plan any wholesale changes.


Portfolio Composition
By Commercial Mortgage Type

Multi-Class*     31.5%
----------------------------------
Multi-Family     28.9%
----------------------------------
Healthcare       17.0%
----------------------------------
Hospitality       9.7%
----------------------------------
Gaming            3.5%                    [PIE CHART APPEARS HERE]
----------------------------------
Mobile
Home Parks        3.2%
----------------------------------
Industrial        1.3%
----------------------------------
Retail            0.8%
----------------------------------
Other             4.1%
----------------------------------

*A mix of all types of
 commercial properties

Q: What are your projections for economic growth and inflation for the first half of 1998?

A: We expect that events in Asia will inhibit U.S. growth, but should not cause a dramatic slowdown. Economic growth will continue to be bolstered by healthy consumer spending, which comprises two-thirds of GDP. Consumers have benefited significantly from an extended period of financial asset growth, and with lower interest rates, a new wave of home mortgage refinancing will put additional dollars in the pocketbooks of many homeowners. However, the rosy consumer picture must be tempered by the likelihood of declining corporate profits. Corporate profitability will come under increasing pressure from rising wage costs and lower prices fostered by intensifying global competition.

At the same time, we expect inflation to remain subdued, under pressure from global excess capacity and cheap imports, including commodities. Even tight labor markets, with unemployment at 30-year lows, are unlikely to fuel inflation. This is because the potential inflationary impact of higher wages is being more than offset by productivity gains and the inability of corporations to pass on wage increases in the form of higher prices.

Q: The Fund's dividend payout has been remarkably stable for the past four years through a variety of interest rate environments. Interest rates are lower now than at any time during this period. How do you expect this to affect the Fund's dividend going forward?

A: The Fund's dividend has been considerably more stable than that offered by conventional mortgage products. This is due in large part to the prepayment protection afforded by CMBS which we discussed earlier in the interview. There is considerable room to add income by moving portfolio quality back toward triple-B as yield spreads widen, bolstering the Fund's income. However, we would weigh any move to lower the Fund's average credit quality against the credit risk of lower-rated securities in the event the economy slows.

While our turnover rate in the Fund is quite low, and prepayment protection helps, over time we need to reinvest a portion of the portfolio at prevailing lower yields. Obviously, a prolonged period of low interest rates would eventually impact the dividend stream of the Fund.

Financial
Highlights

                                                                                                               From commencement

                               For the year ended  For the year ended  For the year ended  For the year ended  of operations through

                                December 31, 1997   December 31, 1996   December 31, 1995   December 31, 1994  December 31, 1993 (a)

Selected per share data:
Net asset value, beginning
  of period                          $  13.71          $  13.84             $  12.41             $  13.76            $   13.95
                               -----------------------------------------------------------------------------------------------------

  Net investment income                  1.20              1.23                 1.16                 1.16                 0.20
  Net realized and
   unrealized gain (loss)
   on investments                        0.29             (0.13)                1.40                (1.38)               (0.14)
                               -----------------------------------------------------------------------------------------------------

Total from investment
 operations                              1.49              1.10                 2.56                (0.22)                0.06
Less dividends from net
  investment income                     (1.23)            (1.23)               (1.13)               (1.13)               (0.25)
                               -----------------------------------------------------------------------------------------------------

Net asset value, end of
 period                              $  13.97          $  13.71             $  13.84             $  12.41            $   13.76
                               -----------------------------------------------------------------------------------------------------

Per share market value,
  end of period                      $  13.69          $  12.88             $  12.38             $  11.13            $   13.63
                               -----------------------------------------------------------------------------------------------------
Total investment return
  Per share market value (b)            16.40%            14.57%               21.86%              (10.42%)              (1.62%)*
  Per share net asset
   value (C)                            11.27%             8.45%               21.33%               (1.61%)               1.30%*
Ratios to average net
 assets
   Operating expenses
    (excluding interest
    expense)                             0.97%             0.99%                1.04%                1.03%                1.00%*
  Total operating expenses               3.69%             3.60%                3.94%                2.71%                1.11%*
  Net investment income                  8.63%             9.08%                8.93%                8.84%                5.59%*
Supplemental data
  Net assets, end of period
  (in thousands)                     $153,803          $150,929             $152,375             $136,595           $  151,407
  Portfolio turnover rate                8.74%            35.98%               47.79%               45.71%               17.43%

 *  Annualized

(a) Commencement of operations, September 2, 1993.

(b) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(c) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

See Notes to Financial Statements

Financial
Statements

Statement of Assets and Liabilities

Amounts in thousands, except per share amounts                          December 31, 1997
Assets:
Investments in securities, at market value                                   $    227,070
 (Identified cost: $224,246)
Interest receivable                                                                 2,083
Paydown receivable                                                                  1,796
Deferred organizational expense                                                         4
Other assets                                                                            7
                                                                             ------------
   Total assets                                                              $    230,960
                                                                             ------------
Liabilities:
Reverse repurchase agreements                                                $     74,688
Dividends payable                                                                   2,133
Accrued investment manager's fee                                                      280
Accrued administrator's fee                                                            39
Other liabilities                                                                      17
                                                                             ------------
   Total liabilities                                                         $     77,157
                                                                             ------------
Net assets applicable to outstanding capital stock                           $    153,803
                                                                             ============
Net assets consist of:
Capital stock - authorized 300 million shares,
 $.001 par value; outstanding 11,007,169 shares                                        11
Additional paid-in capital                                                        152,922
Overdistributed net investment income                                                (210)
Accumulated net realized loss from investments                                     (1,744)
Net unrealized appreciation of investments                                          2,824
                                                                             ------------
                                                                             $    153,803
                                                                             ============
Net asset value per share outstanding                                        $      13.97
                                                                             ============




Statement of Operations

                                                                       For the year ended
Amounts in thousands                                                    December 31, 1997
Interest income                                                              $     18,728

Expenses:
Interest expense                                                                    4,143
Investment manager fee                                                              1,101
Administration fee                                                                    152
Custodian and portfolio accounting fee                                                 59
Directors' fee                                                                         36
Proxy expense                                                                           9
Legal fee                                                                               4
Audit fee                                                                              15
Organization expenses                                                                   6
Other expenses                                                                         87
                                                                             ------------
   Total expenses                                                                   5,612
                                                                             ------------

Net investment income                                                        $     13,116

Net realized and unrealized gain
Net realized gain on investments                                                      376
Unrealized appreciation on investments                                              2,865
                                                                             ------------
   Net gain on investments                                                   $      3,241
                                                                             ------------
Net increase in assets resulting from operations                             $     16,357
                                                                             ============

See Notes to Financial Statements

Financial
Statements
(cont.)

Statement of Changes in Net Assets

                                                  For the year ended   For the year ended
Amounts in thousands                               December 31, 1997    December 31, 1996
Increase (decrease) in net assets from:

Operations
Net investment income                                   $     13,116         $     13,489
Net realized gain (loss)
 on investments                                                  376                 (584)
Unrealized appreciation
 (depreciation) on investments                                 2,865                 (867)
                                                        ------------         ------------
Net increase
 resulting from operations                                    16,357               12,038

Distributions to Shareholders from:
Net investment income                                        (13,483)             (13,484)
                                                        ------------         ------------
 Total increase (decrease)
 in net assets                                                 2,874               (1,446)
                                                        ============         ============
Net assets
Beginning of period                                          150,929              152,375
                                                        ------------         ------------
End of period*                                          $    153,803         $    150,929
                                                        ============         ============
*Including undistributed
 (overdistributed) net
 investment income of:                                  $       (210)        $        229
                                                        ------------         ------------

Statement of Cash Flows

                                                                       For the year ended
Amounts in thousands                                                    December 31, 1997
Net increase in net assets resulting from operations                         $     16,357

Adjustments to reconcile to net cash
 provided from operating activities
Increase in interest receivable                                                       (55)
Amortization of premium and discount, net                                          (1,061)
Decrease in accrued expenses                                                          (39)
Decrease in other assets                                                                4
Net gain on investments                                                            (3,241)
                                                                             ------------
Total adjustments                                                                  (4,392)
                                                                             ------------
Net cash provided from operating activities                                        11,965
                                                                             ------------

Investing activities
Purchase of long-term portfolio investments                                       (41,596)
Proceeds from disposition of long-term
  portfolio investments                                                            41,166
Purchase of short-term
  portfolio investments                                                            (4,214)
                                                                             ------------
Net cash used in investing activities                                              (4,644)
                                                                             ------------

Financing activities*
Cash dividends paid                                                               (12,933)
Net increase in reverse repurchase agreements                                       4,838
                                                                             ------------
Net cash used in financing activities                                              (8,095)
                                                                             ------------
Net decrease in cash                                                                 (774)
Cash at beginning of period                                                           774
                                                                             ------------
Cash at end of period                                                        $          0
                                                                             ============

 . Cash paid for interest for the year ended December 31, 1997, amounted to $4,008.

See Notes to Financial Statements

Schedule of
Investments
December 31, 1997

                                                  Principal
                                                     Amount         Value
                                                     (000s)        (000s)
                                                 -------------------------
Commercial Mortgage-Backed Securities 139.7%
Multi-Class 46.5%
Aetna Commercial Trust
      7.100% due 12/26/30                         $   1,000     $   1,020
Asset Securitization Corp.
      7.384% due 08/13/29                             1,500         1,553
Blackrock Capital Financial
      8.228% due 11/16/26 (b)(c)                      2,000         2,032
      8.480% due 09/25/28 (C)                         3,000         2,999
Carolina First SBL Trust
      7.888% due 03/18/27 (b)(c)                      2,000         2,010
CBA Mortgage Corp.
      7.760% due 12/25/03 (b)                         1,000         1,003
Federal Deposit Insurance Corp.
      6.938% due 11/25/26 (b)                         1,260         1,265
First Boston Mortgage Securities Corp.
      7.556% due 09/25/06 (b)                           976           966
      7.458% due 11/25/27                             1,000           982
      8.012% due 11/25/27                             1,500         1,492
      7.620% due 01/25/28 (b)(c)                      1,319           980
      7.624% due 01/25/28 (b)                         2,500         2,366
Matterhorn Capital Corp.
      7.850% due 01/20/06 (C)                         2,000         2,020
Merrill Lynch Mortgage
      8.189% due 06/15/21 (b)                         1,103         1,127
      7.120% due 06/18/29                             2,000         1,994
Morgan Stanley
      7.288% due 02/15/05 (b)(c)                      2,000         2,048
      8.240% due 12/15/23 (b)(c)                      1,802         1,842
      7.695% due 10/03/30 (C)                         2,000         1,958
Mortgage Capital Funding, Inc.
      7.531% due 07/20/27                             1,000         1,028
NB Commercial Mortgage
      8.031% due 10/20/23 (C)                           500           509
      8.730% due 10/20/23 (C)                         1,000         1,027
Nomura Asset Securities Corp.
      8.186% due 07/07/03 (b)(c)                      3,260         3,385
      9.732% due 09/11/19 (b)                         3,000         3,449
Prudential Securities Secured Financing
      7.610% due 12/26/22                         $   1,000     $   1,010
Resolution Trust Corp.
      7.150% due 06/25/23                               292           292
      9.250% due 06/25/23                             5,455         5,511
      8.835% due 12/25/23                             1,600         1,682
      9.450% due 05/25/24                             4,842         4,906
      9.500% due 05/25/24                             1,237         1,235
      9.200% due 06/25/24                               737           736
      8.000% due 07/25/24                             1,613         1,618
      7.100% due 12/25/24 (b)                           948           951
      8.000% due 04/25/25                             2,500         2,524
      8.000% due 04/25/25                             1,855         1,885
      8.000% due 06/25/26                             2,285         2,309
      6.900% due 02/25/27 (b)                           341           333
      6.900% due 02/25/27 (b)                         1,829         1,587
      7.000% due 05/25/27                             2,021         1,979
Structured Asset Securities Corp.
      7.750% due 02/25/28                             3,841         3,958
                                                                ---------
                                                                   71,571
                                                                ---------
Multi-Family 42.7%
Donaldson, Lufkin & Jenrette
      7.350% due 12/18/03 (C)                         3,000         3,081
Federal Housing Authority
      8.360% due 01/01/12                             1,297         1,353
      7.977% due 04/25/15                               746           765
      7.750% due 01/01/16                               421           434
      8.350% due 04/01/16                             1,478         1,502
      6.875% due 12/01/16                               832           808
      7.625% due 12/01/16                               499           516
      6.430% due 12/01/19                             2,756         2,784
      7.430% due 12/20/20                             1,189         1,233
      7.430% due 07/01/21                             1,663         1,700
      7.439% due 08/01/21                               708           724
      7.484% due 02/25/23                             1,777         1,815
      7.430% due 03/29/23                               372           387
      6.875% due 11/01/23                             1,996         1,983
      8.250% due 02/01/28                             2,595         2,674
      7.750% due 05/01/28                               973           980
      8.875% due 06/01/35                             5,963         6,097


Schedule of
Investments
(cont.)
December 31, 1997

                                                  Principal
                                                     Amount         Value
                                                     (000s)        (000s)
                                                  -----------------------
Federal National Mortgage Assn.
      7.900% due 12/01/15 (b)(c)                  $     874     $     599
      7.900% due 12/25/15 (b)(c)                      1,608         1,441
      9.375% due 04/01/16                             1,978         2,046
      7.875% due 11/01/18                               865           871
      6.113% due 01/01/19 (b)                         1,429         1,418
Government National Mortgage Assn.
      9.500% due 09/15/30                             4,309         4,406
      8.625% due 10/15/34                             3,473         3,551
JHM Acceptance Corp.
      8.960% due 04/01/19                               488           493
Merrill Lynch Mortgage
      8.098% due 04/25/23 (b)                         5,000         5,109
Multi-Family Capital Access One, Inc.
      7.400% due 01/15/24                             2,017         1,998
NationsBanc Mortgage Capital Corp.
      8.138% due 05/25/28 (b) (c)                     2,000         1,601
Resolution Trust Corp.
      9.000% due 03/25/17                             1,978         1,979
      7.588% due 01/25/20 (b)                           865           869
      7.251% due 09/25/20 (b)                           706           452
      7.940% due 09/25/21 (b)                         1,451         1,456
      8.000% due 09/25/21                               431           428
      7.700% due 07/25/24                             2,796         2,788
Structured Asset Securities Corp.
      7.050% due 11/25/02                             6,000         5,304
                                                                ---------
                                                                   65,645
                                                                ---------
Healthcare 25.1%
Daiwa Mortgage Acceptance Corp.
      6.023% due 09/25/06 (b) (c)                     4,390         3,490
Federal Housing Authority
      7.500% due 12/31/31                             1,592         1,628
LTC Commercial Corp.
      9.300% due 06/15/26 (C)                         4,000         4,135
Nomura Asset Securities Corp.
      6.680% due 12/15/01 (C)                         7,100         7,030
      6.680% due 12/15/01                             5,000         5,021
Red Mountain Funding Corp.
      7.072% due 01/15/19 (C)                         2,000         2,043
      7.471% due 01/15/19 (C)                         1,000           983
      8.926% due 01/15/19 (C)                     $   1,000     $     906
      9.150% due 11/28/27 (C)                         3,200         3,268
SC Commercial
      7.050% due 11/28/13 (C)                         5,000         5,038
      7.800% due 11/28/13 (C)                         5,000         5,148
                                                                ---------
                                                                   38,690
                                                                ---------
Hospitality 14.3%
Cooper Hotel
      7.500% due 07/15/13 (C)                         8,646         8,976
Federal Housing Authority
      7.500% due 09/01/34                               768           784
Franchise Mortgage Acceptance Corp.
      7.981% due 11/15/18 (C)                         2,300         2,250
German American Capital Corp.
      8.535% due 10/10/02 (C)                         2,000         2,091
HMH Properties, Inc.
      9.500% due 05/15/05 (C)                         3,000         3,188
      8.875% due 07/15/07                               500           526
Hotel First
      8.520% due 08/05/08 (C)                         2,767         3,032
J.Q. Hammons Hotels
      8.875% due 02/15/04                             1,100         1,119
                                                                ---------
                                                                   21,966
                                                                ---------
Gaming 5.2%
Griffin Gaming
      8.638% due 06/30/00 (b)                         2,500         2,600
Riviera Holdings Corp.
      11.000% due 12/31/02                            2,000         2,130
      10.000% due 08/15/04                              500           498
Showboat, Inc.
      9.250% due 05/01/08                             2,500         2,694
                                                                ---------
                                                                    7,922
                                                                ---------
Mobile Home Parks 4.7%
First Boston Mortgage Securities Corp.
      7.325% due 04/25/11 (b)                         4,000         3,989
Manufacturers Hanover Corp.
      7.536% due 12/16/25 (b) (c)                       830           830
      8.216% due 12/16/25 (b) (c)                     2,491         2,366
                                                                ---------
                                                                    7,185
                                                                ---------

                                                  Principal
                                                     Amount         Value
                                                     (000s)        (000s)
                                                  ------------------------
Retail 1.2%
American Southwest Financial
      5.100% due 06/02/99 (C)                     $     608     $     602
Conseco Commercial Mortgage
      9.700% due 07/15/04                               120           120
Trizec Finance Limited
      10.875% due 10/15/05                            1,005         1,133
                                                                ---------
                                                                    1,855
                                                                ---------
Total Commercial Mortgage-Backed Securities                       214,834
                                                                ---------
(Cost $211,958)

Corporate Bonds and Notes 1.9%
Industrials 1.9%
Building Materials Corp.
       8.000% due 10/15/07 (C)                       3,000          2,925
                                                                ---------
Total Corporate Bonds and Notes                                     2,925
                                                                ---------
(Cost $2,977)

Short-Term Instruments 6.0%
Commercial Paper 5.8%
Federal National Mortgage Assn.
       5.450% due08/03/98                            1,200          1,160
General Electric Capital Corp.
       5.810% due 01/13/98                           3,800          3,793
       5.840% due 01/23/98                             200            199
General Motors Acceptance Corp.
       5.780% due 01/28/98                             400            398
IBM Credit Corp.
       6.240% due 01/08/98                             900            899
KFW International Finance, Inc.
       5.720% due 02/06/98                             400            398
National Rural Utilities Cooperative
       5.850% due 01/13/98                             300            299
Proctor & Gamble Co.
       5.830% due 01/16/98                             100            100
Sara Lee Credit Corp.
       6.100% due 01/07/98                           1,700          1,699
                                                                ---------
                                                                    8,945
                                                                ---------

Repurchase Agreements 0.2%
State Street Bank
       5.000% due 01/02/98                          $  366      $      366
       (Dated 12/31/97.                                         ----------
       Collateralized by U.S.
       Treasury Note 6.000% due
       05/31/98 valued at $377,502.
       Repurchase proceeds
       are $366,107.)

Total Short-Term Instruments                                         9,311
(Cost $9,311)                                                    ---------
TOTAL INVESTMENTS (a) 147.6%                                     $ 227,070
(Cost $224,246)

OTHER ASSETS AND LIABILITIES (NET) (47.6%)                         (73,267)
                                                                 ---------
NET ASSETS 100.0%                                                $ 153,803
                                                                 =========

Notes to Schedule of Investments

(a) The identified cost of investments owned as of December 31, 1997 was the same for federal income tax and financial statement purposes.

(b) Variable rate security. The rate shown is as of December 31, 1997.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

Notes to
Financial
Statements
December 31, 1997


1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

    Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

    Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

    Dividends and distributions to shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short-or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

    Federal income taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accord-ingly, no provision for Federal income taxes has been made.

    Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

3. Investment Manager Fee, Administration Fee, and Directors' Fee

Investment Manager Fee. Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

    Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

    Directors' Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. Organization

The Fund assumed all costs in connection with its organization and offering of shares, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. Expenses incurred in connection with the organization and offering of shares of the Fund were $30,500 and are being amortized over a five year period.

5. Securities Transactions

Cost of purchases and proceeds from sales of securities (excluding U.S. Government securities and short-term investments) for the year ended December 31, 1997, were $37,588,882 and $18,985,659, respectively. Purchases and sales of U.S. Government securities were $1,500,769 and $0, respectively.

6. Federal Income Tax Matters

At December 31, 1997, the net unrealized appreciation of investments based on cost for federal income tax purposes was as follows (Amounts in thousands):

          Aggregate gross unrealized appreciation          $ 5,604

          Aggregate gross unrealized depreciation           (2,780)
                                                           -------

          Net unrealized appreciation                      $ 2,824
                                                           =======

    The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1997, amounting to $1,744,524, is available to offset future taxable gains. If not applied, $827,229, $229,745, and $687,550 of the loss will expire in 1999, 2003, and 2004, respectively.

7. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the year ended December 31, 1997 was $69,895,859 at a weighted average interest rate of 5.94%. On December 31, 1997, securities valued at $75,113,359 were pledged as collateral for reverse repurchase agreements.

    The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

8. Impact of Year 2000 Problem (unaudited)

The Year 2000 Problem is the term generally applied to errors caused by a computer system incorrectly processing dates beginning with the year 2000. Some computer systems shorten date representations to specify a two-digit year. This may cause a problem beginning in the year 2000 should the corresponding two-digit year "00" be interpreted as the year 1900.

    Pacific Investment has addressed the Year 2000 Problem and modified its computer systems accordingly. Pacific Investment is requiring the other service providers to the Fund to ensure that their systems are not susceptible to the Year 2000 Problem. There can be no assurance, however, that steps taken by Pacific Investment and the Fund's other service providers in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

Report of
Independent
Auditors

The Shareholders and Board of Directors
PIMCO Commercial Mortgage Securities Trust, Inc.

We have audited the accompanying statement of assets and liabilities of PIMCO Commercial Mortgage Securities Trust, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from September 2, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1997, the results of its operations, its cash flows, changes in its net assets and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Kansas City, Missouri
February 6, 1998

Dividend
Reinvestment
Plan

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Investors Fiduciary Trust Company ("IFTC") acts as Plan Agent for shareholders in administering the Plan.


Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.


What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.


How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

    If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

    The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

Dividend
Reinvestment
Plan -- (cont.)


What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.


How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

    You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

    As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by IFTC, the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

     PIMCO Commercial Mortgage Securities Trust, Inc.
     c/o Investors Fiduciary Trust Company
     P.O. Box 419338
     Kansas City, MO  64141
     Telephone:  800-213-3606

    If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.


How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.


Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to IFTC. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

    If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

    Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund

Board of
Directors
and Other Information

    Directors and Officers
      Brent R. Harris, Chairman of the Board and Director
      R. Wesley Burns, President and Director
      Guilford C. Babcock, Director
      Vern O. Curtis, Director
      Thomas P. Kemp, Sr., Director
      William J. Popejoy, Director
      Garlin G. Flynn, Secretary
      John P. Hardaway, Treasurer

    Investment Manager and Administrator
      Pacific Investment Management Company
      840 Newport Center Drive, Suite 360
      Newport Beach, California 92660

    Transfer Agent and Custodian
      Investors Fiduciary Trust Company
      801 Pennsylvania
      Kansas City, Missouri 64105

    Legal Counsel
      Dechert Price & Rhoads
      1500 K Street N.W.
      Washington, D.C. 20005

    Independent Auditors
      Ernst & Young LLP
      One Kansas City Place
      1200 Main Street
      Kansas City, Missouri 64105

PIMCO Commercial Mortgage Securities Trust, Inc.


This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial
Mortgage Securities Trust, Inc. for their information.
This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.